indie Semiconductor Provides Business Update

On Track to Achieve High End of Q1 Revenue Guidance Range;
Plans to File 2021 10-K within the SEC Extension Window and Report Quarterly Results in May

ALISO VIEJO, Calif. – March 31, 2022 – indie Semiconductor (Nasdaq: INDI), an Autotech solutions innovator, today announced that given stronger than expected orders, the Company plans to deliver first quarter revenue at the high end of the guidance range provided in February and is poised to exceed consensus estimates for both sales and non-GAAP gross margin. indie is also finalizing its 2021 Form 10-K and intends to file within 15 days from the date of this press release via an extension with the SEC. The Company plans to report first quarter financial results and guidance on May 12, 2022.

“2022 is off to a strong start for indie given increasing broad-based demand for our highly innovative automotive semiconductors and software underpinned by a strengthening order pattern. Accordingly, we’re outpacing our first quarter 2022 revenue guidance and are on track to report record results that exceed both sales and gross margin consensus estimates, representing another key step toward our strategic outlook,” said Thomas Schiller, indie’s chief financial officer and EVP of strategy. “In the meantime, we have submitted an extension with the SEC for our 2021 10-K and expect to file as soon as next week. Importantly, we do not expect any material changes to our previously reported operational financial results. Further, we look forward to delivering our first quarter earnings report and outlook on schedule in May.”

indie’s First Quarter 2022 Conference Call
indie Semiconductor will host a conference call with analysts to discuss its first quarter 2022 results and business outlook on May 12 at 5:00 p.m. Eastern time. To listen to the conference call via the Internet, please go to the Financials tab on the Investors page of indie’s website. To listen to the conference call via telephone, please call (877) 451-6152 (domestic) or (201) 389-0879 (international), Conference ID: 13728667

A replay of the conference call will be available beginning at 8:00 p.m. Eastern time on May 12, 2022 until 11:59 p.m. Eastern time on May 26, 2022 under the Financials tab on the Investors page of indie’s website, or by calling (844) 512-2921 (domestic) or (412) 317-6671 (international), Conference ID: 13728667

About indie
indie is empowering the Autotech revolution with next generation automotive semiconductors and software platforms. We focus on edge sensors spanning multiple modalities including LiDAR, radar, ultrasound and vision for Advanced Driver Assistance Systems (ADAS), autonomous vehicles, connected car, user experience and electrification applications. These technologies represent the core underpinnings of both electric and autonomous vehicles, while the advanced user interfaces transform the in-cabin experience to mirror and seamlessly connect to the mobile platforms we rely on every day. We are an approved vendor to Tier 1 partners and our solutions can be found in marquee automotive OEMs around the world. Headquartered in Aliso Viejo, CA, indie has design centers and sales offices in Austin, TX; Boston, MA; Detroit, MI; San Francisco and San Jose, CA; Budapest, Hungary; Dresden and Munich, Germany; Edinburgh, Scotland; Haifa, Israel; Quebec City, Canada; Tokyo, Japan and several locations throughout China.

Please visit us at www.indiesemi.com to learn more.

Safe Harbor Statement
This communication contains “forward-looking statements” (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements include, but are not limited to, statements regarding our future business and financial performance and prospects, and other statements identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. In addition to the factors previously disclosed in our registration statement on Form S-1 (SEC File No. 333-257629) and in our other public reports filed with the SEC (including those identified under “Risk Factors” therein), the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the impact of the COVID-19 pandemic; our reliance on contract manufacturing and outsourced supply chain and the availability of semiconductors and manufacturing capacity; competitive products and pricing pressures; our ability to win competitive bid selection processes and achieve additional design wins; the impact of any acquisitions we may make; our ability to develop, market and gain acceptance for new and enhanced products and expand into new technologies and markets; trade restrictions and trade tensions; our ability to build, staff and integrate new design, testing, sales and marketing facilities throughout the world; and political and economic instability in our target markets. indie cautions that the foregoing list of factors is not exclusive and investors are encouraged to read the additional risks and uncertainties previously disclosed in our registration statement on Form S-1 (SEC File No. 333-257629) and in our other public reports filed with the SEC (including those identified under “Risk Factors” therein). All forward-looking statements in this press release are expressly qualified in their entirety by the foregoing cautionary statements.

Investors are cautioned not to place undue reliance on the forward-looking statements in this press release, which information set forth herein speaks only as of the date hereof. We do not undertake, and we expressly disclaim, any intention or obligation to update any forward-looking statements made in this announcement or in our other public filings, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations
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